UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2011

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices including Zip Code)
(832) 636-1000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     On May 17, 2011, Anadarko Petroleum Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2011.
1. Each of the seven nominees for director was elected to serve a one-year term expiring at the 2012 Annual Meeting of Stockholders. The other incumbent directors whose term of office continued were as follows: Robert J. Allison, Jr., Peter J. Fluor and Paula Rosput Reynolds. Votes regarding the persons elected as Class II directors were as follows:

				Broker
Nominee	For	Against	Abstain	Non-Votes
John R. Butler, Jr.	331,183,108	30,745,403	278,842	42,543,649
Kevin P. Chilton	360,565,196	1,362,929	279,228	42,543,649
Luke R. Corbett	243,668,876	118,262,047	276,430	42,543,649
H. Paulett Eberhart	354,951,824	6,585,781	669,748	42,543,649
Preston M. Geren III	352,353,297	9,149,547	704,509	42,543,649
John R. Gordon	350,091,163	11,843,705	272,485	42,543,649
James T. Hackett	350,439,006	11,495,023	273,324	42,543,649
2. The appointment of KPMG LLP as the Company’s independent auditor for 2011 was ratified. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
397,824,465	6,626,249	300,288	—
3. The stockholders approved, on an advisory basis, the compensation for the Company’s named executive officers. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
284,199,267	76,791,406	1,216,680	42,543,649
4. The stockholders approved, on an advisory basis, an annual advisory vote on compensation for the Company’s named executive officers. The voting results were as follows:

				Broker
3 Years	2 Years	1 Year	Abstain	Non-Votes
110,768,801	7,394,206	242,811,969	1,232,377	42,543,649

5. A stockholder proposal regarding an amendment to the Company’s Non-Discrimination Policy did not pass. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
99,270,610	195,779,393	67,157,350	42,543,649
6. A stockholder proposal regarding adoption of a policy providing that the Chairman of the Board be an independent director did not pass. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
150,737,104	210,884,481	585,768	42,543,649
7. A stockholder proposal regarding adoption of a policy on accelerated vesting of equity awards did not pass. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
132,371,403	228,080,894	1,755,056	42,543,649
8. A stockholder proposal regarding a report on political contributions did not pass. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
106,572,584	173,019,755	82,615,014	42,543,649

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION (Registrant)
Dated: May 20, 2011	By:	/s/ Robert K. Reeves
Robert K. Reeves
Senior Vice President, General Counsel and Chief Administrative Officer